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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    March 8, 2000
                                                           -------------


                                CROWN PAPER CO.
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            (Exact name of registrant as specified in its charter)


          Virginia                      33-93494                 54-1752385
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 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


    300 Lakeside Drive, Oakland CA                              94612-3592
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(Address of principal executive offices)                        (Zip Code)


    Registrant's telephone number, including area code      (510) 874-3400
                                                            --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     See exhibit 99.1 for copy of news release.

Item 7.  Financial Statements and Exhibits.

      (c)    Exhibits


    Exhibit No.                            Description
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      99.1              Agreement announced March 1, 2000, with a new third
                        party lender with respect to additional financing through the Company's current bank credit agreement has not been consummated as a result of the prospective lender's due diligence.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        CROWN PAPER CO.

March 10, 2000                              /s/ Michael J. Hunter
                                          --------------------------------------
                                                     Michael J. Hunter
                                               Senior Vice President, Chief
                                                     Accounting Officer